UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2009

Sonic Solutions
(Exact name of registrant as specified in its charter)

California	000-23190	93-0925818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Rowland Way, Suite 110 Novato, CA	94945
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (415) 893-8000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 28, 2009, Sonic Solutions ("Sonic") issued a press release regarding its financial results for the fourth fiscal quarter and fiscal year ended March 31, 2009. A copy of the press release, dated May 28, 2009, is attached hereto as Exhibit 99.1.

The information in this Item 2.02 of Form 8-K and Exhibit 99.1 attached hereto are being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of Form 8-K and Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit	Description

99.1	Press Release of Sonic Solutions dated May 28, 2009

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonic Solutions (Registrant)
May 28, 2009 (Date)	/s/ DAVID C. HABIGER David C. Habiger President and Chief Executive Officer (Principal Executive Officer)